UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Aytu BioPharma, Inc. (“Aytu”) on March 22, 2021, reporting under Item 2.01 the completion of the merger of Neos Therapeutics, Inc., a Delaware corporation (“Neos”), with and into a wholly-owned subsidiary Aytu (“Merger Sub”), with Aytu continuing as the surviving corporation and parent of Neos (the “Merger”), pursuant to the previously announced Agreement and Plan of Reorganization, dated as of December 10, 2020, by and between Aytu Merger Sub and Neos. Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Neos and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of RSM US LLP filed herewith as Exhibit 23.1, there are no changes to the Original 8-K.

The exhibits to this amended Form 8-K satisfies these requirements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Neos Therapeutics, Inc. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive loss, changes in stockholders' (deficit) equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements (collectively, the Neos financial statements).

(d) The following exhibit is being filed herewith:

Exhibit	Description
23.1	Consent of RSM US LLP relating to Neos’ financial statements.
99.1

Audited consolidated financial statements of Neos Therapeutics, Inc. and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive loss, changes in stockholders' (deficit) equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements (collectively, the Neos financial statements).

99.2

Unaudited Statements of Operations for the year ended June 30, 2020 and nine months ended March 31, 2021 for the combination of (i) Aytu BioPharma, Inc., (ii) the Cerecor transaction, (iii) the merger with Innovus Pharmaceuticals, Inc. and (iv) the merger with Neos Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date:	May 21, 2021	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

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